Supplement dated January 27, 2017
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Adaptive Risk Allocation Fund	10/1/2016
Effective immediately, the list of portfolio managers in the subsection “Fund Management” in the Summary Prospectus and in the "Summary of the Fund — Fund Management" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jeffrey Knight, CFA	Senior Portfolio Manager, Managing Director, Global Head of Investment Solutions and Co-Head of Global Asset Allocation	Lead manager	2013
Joshua Kutin, CFA	Senior Portfolio Manager	Co-manager	2015
The rest of the section remains the same.
Effective immediately, the fourth and fifth paragraphs under the caption "The Investment Manager" in the "More Information About the Fund — Primary Service Providers” section of the Prospectus for the above mentioned Fund are hereby deleted. Additionally, effective immediately, the caption "Portfolio Managers” and the information beneath it, in the same section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jeffrey Knight, CFA	Senior Portfolio Manager, Managing Director, Global Head of Investment Solutions and Co-Head of Global Asset Allocation	Lead manager	2013
Joshua Kutin, CFA	Senior Portfolio Manager	Co-manager	2015
Mr. Knight joined the Investment Manager in February 2013 as Head of Global Asset Allocation. Prior to joining the Investment Manager, Mr. Knight was at Putnam Investments from 1993 to 2013, most recently as head of global asset allocation. Mr. Knight began his investment career in 1987 and earned a B.A. from Colgate University and an M.B.A. from Tuck School of Business.
Mr. Kutin joined the Investment Manager in 2015 as a senior portfolio manager for the Global Investment Solutions Group. Prior to joining the Investment Manager, Mr. Kutin was a portfolio manager on the global asset allocation team at Putnam Investments. Mr. Kutin began his investment career in 1998 and earned a B.S. from Massachusetts Institute of Technology and a M.S. in finance from Princeton University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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